SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                               November 13, 2001
                       (Date of Earliest Event Reported)


  AIRPLANES LIMITED                                AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


 Jersey, Channel Islands                           Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

 33-99970-01                                       13-3521640
 (Commission File                                  (IRS Employer
 Number)                                           Identification No.)


 Airplanes Limited                                 Airplanes U.S. Trust
 22 Grenville Street                               1100 North Market Street
 St. Helier                                        Rodney Square North
 Jersey, JE4 8PX                                            Wilmington, Delaware
 Channel Islands                                   19890-0001
 (011 44 1534 609 000)                             (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5.  Other Events


     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated November 13, 2001, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                    AIRPLANES LIMITED


Date: November 13, 2001                             /s/ Roy M. Dantzic*
                                                    -------------------
                                                    Director and Officer


Date: November 13, 2001                             AIRPLANES U.S. TRUST


                                                    /s/ Roy M . Dantzic*
                                                    --------------------
                                                    Controlling Trustee
                                                    and Officer


                                                    *By: /s/ Patrick J. Dalton
                                                    --------------------------
                                                       Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit A  -  Report to Certificateholders
Exhibit B  -  Power of Attorney for Airplanes Limited
Exhibit C  -  Power of Attorney for Airplanes U.S. Trust

                                                                      Exhibit A


                                                              AIRPLANES Group

                                                       Report to Certificateholders

                                                All numbers in US$ unless otherwise stated


 Payment Date: 15 November 2001.
          Calculation Date: 08 November 2001.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          ------------------------------------------------------------------------------------------------------- (table cont'd)
                                                                             Prior Balance         Deposits
          -------------------------------------------------------------------------------------------------------
                                                                                9-Oct-01

          Lessee Funded Account                                                          0.00               0.00
          Expense Account (note ii)                                              5,430,545.74       6,583,218.81
          Collection Account (note iii)                                        151,531,793.80      27,738,586.13
          -------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                                                      0.00
           -  Maintenance Reserve                                               80,000,000.00
           -  Security Deposit                                                  33,800,379.00
           -  Other Collections (net of interim withdrawals)                    37,731,414.80
          -------------------------------------------------------------------------------------------------------
          Total                                                                156,962,339.54      34,321,804.94
          -------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
          ------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (October 09, 2001)               5,430,545.74
          Transfer from Collection Account (previous Payment Date)               6,569,454.27

          Transfer from Collection Account (interim deposit)                             0.00
          Interest Earned during period                                             13,764.54
          Payments during period between prior Calculation Date and
             the relevant Calculation Date:
           - Payments on previous Payment Date                                  (2,931,575.01)
           - Other payments                                                     (6,492,699.50)
                                                                           -------------------
          Balance on relevant Calculation Date (November 08, 2001)               2,589,490.04
          ------------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
          ------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (October 09, 2001)             151,531,793.80
          Collections during period                                             27,738,586.13
          Swap receipts (previous Payment Date)                                          0.00
          Transfer to Expense Account  (previous Payment Date)                  (6,569,454.27)
          Transfer to Expense Account  (interim withdrawal)                              0.00
          Net transfer to Lessee Funded Accounts                                         0.00
          Aggregate Certificate Payments (previous Payment Date)               (29,327,971.62)
          Swap payments (previous Payment Date)                                 (3,105,693.90)
                                                                           -------------------
          Balance on relevant Calculation Date (November 08, 2001)             140,267,260.14
          ------------------------------------------------------------------------------------


(cont'd)



 Payment Date: 15 November 2001.
          Calculation Date: 08 November 2001.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          ----------------------------------------------------------------------------------------------------------------
                                                                              Withdrawals      Balance on Calculation Date
          ----------------------------------------------------------------------------------------------------------------
                                                                                                                 8-Nov-01

          Lessee Funded Account                                                          (0.00)                      0.00
          Expense Account (note ii)                                              (9,424,274.51)              2,589,490.04
          Collection Account (note iii)                                         (39,003,119.79)            140,267,260.14
          ----------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                                                                                  0.00
           -  Maintenance Reserve                                                                           80,000,000.00
           -  Security Deposit                                                                              32,528,674.01
           -  Other Collections (net of interim withdrawals)                                                27,738,586.13
          ----------------------------------------------------------------------------------------------------------------
          Total                                                                 (48,427,394.30)            142,856,750.18
          ----------------------------------------------------------------------------------------------------------------



     ================================================
      This 8K should be read in conjunction with the
      Airplanes 10Q "Recent Developments" section
      to be filed on Thursday November 15th.
     ================================================






                                                AIRPLANES Group

                                         Report to Certificateholders

                                  All numbers in US$ unless otherwise stated



(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

        ==================================================================================================
                                 ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                                 Priority of Payments
                              (i)Required Expense Amount                                    11,000,000.00
                             (ii)a) Class A Interest                                         4,489,933.98
                                 b) Swap Payments                                            4,800,801.71
                            (iii)First Collection Account Top-up                            60,000,000.00
                             (iv)Minimum Hedge Payment                                               0.00
                              (v)Class A Minimum Principal                                           0.00
                             (vi)Class B Interest                                              756,761.99
                            (vii)Class B Minimum Principal                                   1,547,149.55
                           (viii)Class C Interest                                            2,375,979.69
                             (ix)Class D Interest                                            3,580,412.50
                              (x)Second Collection Account Top-up                           52,174,469.00
                             (xi)Class A Principal Adjustment Amount                         2,131,241.76
                            (xii)Class C Scheduled Principal                                         0.00
                           (xiii)Class D Scheduled Principal                                         0.00
                            (xiv)Modification Payments                                               0.00
                             (xv)Soft Bullet Note Step-up Interest                                   0.00
                            (xvi)Class E Minimum Interest                                            0.00
                           (xvii)Supplemental Hedge Payment                                          0.00
                          (xviii)Class B Supplemental Principal                                      0.00
                            (xix)Class A Supplemental Principal                                      0.00
                             (xx)Class D Outstanding Principal                                       0.00
                            (xxi)Class C Outstanding Principal                                       0.00
                           (xxii)Class E Supplemental Interest                                       0.00
                          (xxiii)Class B Outstanding Principal                                       0.00
                           (xxiv)Class A Outstanding Principal                                       0.00
                            (xxv)Class E Accrued Unpaid Interest                                     0.00
                           (xxvi)Class E Outstanding Principal                                       0.00
                          (xxvii)Charitable Trust                                                    0.00
                                                                                       -------------------
        Total Payments with respect to Payment Date                                        142,856,750.18
              Less Collection Account Top-Ups ((iii) and (x)above)                        (112,174,469.00)
                                                                                       -------------------
                                                                                            30,682,281.18
                                                                                       ===================



        ==================================================================================================


                                                              AIRPLANES Group

                                                       Report to Certificateholders

                                                All numbers in US$ unless otherwise stated



(iv) PAYMENT ON THE CERTIFICATES

     -------------------------------------------------------------------------------------------------------------------------------
     (a)  FLOATING RATE CERTIFICATES                                      A-6               A-8               A-9           Class B
          --------------------------
          Applicable LIBOR                                           2.52500%          2.52500%          2.52500%          2.52500%
          Applicable Margin                                          0.34000%          0.37500%          0.55000%          0.75000%
          Applicable Interest Rate                                   2.86500%          2.90000%          3.07500%          3.27500%
          Interest Amount Payable                                  755,940.92      1,748,055.56      1,985,937.50        756,761.99
          Step Up Interest Amount                                        0.00              0.00              0.00              0.00

          Opening Principal Balance                            306,410,775.75    700,000,000.00    750,000,000.00    268,342,098.11
          Minimum Principal Payment Amount                               0.00              0.00              0.00      1,547,149.55
          Adjusted Principal Payment Amount                      2,131,241.76              0.00              0.00              0.00
          Supplemental Principal Payment Amount                          0.00              0.00              0.00              0.00
          Total Principal Distribution Amount                    2,131,241.76              0.00              0.00      1,547,149.55
          Redemption Amount
           - amount allocable to principal                               0.00              0.00              0.00              0.00
           - premium allocable to premium                                0.00              0.00              0.00              0.00
                                                             -----------------------------------------------------------------------
          Outstanding Principal Balance (November 15, 2001)    304,279,533.99    700,000,000.00    750,000,000.00    266,794,948.56
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------
     (b)  FIXED RATE CERTIFICATES                                     Class C           Class D
          -----------------------
          Applicable Interest Rate                                    8.1500%          10.8750%
          Interest Amount Payable                                2,375,979.69      3,580,412.50

          Opening Principal Balance                            349,837,500.00    395,080,000.00
          Scheduled Principal Payment Amount                             0.00              0.00
          Redemption Amount                                              0.00              0.00
           - amount allocable to principal                               0.00              0.00
           - amount allocable to premium                                 0.00              0.00
          Actual Pool Factor                                        0.9329000         0.9877000
                                                             -----------------------------------
          Outstanding Principal Balance (November 15, 2001)    349,837,500.00    395,080,000.00
     -------------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                    n/a               n/a
       in the event of a partial redemption





(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
     ------------------------------------------------------------------------------------------


                                                    AIRPLANES Group

                                             Report to Certificateholders

                                      All numbers in US$ unless otherwise stated




--------------------------------------------------------------------------------------------------------------------------
                                                              A-6               A-8                A-9            Class B
     Applicable LIBOR                                    2.08000%          2.08000%           2.08000%           2.08000%
     Applicable Margin                                   0.34000%          0.37500%           0.55000%           0.75000%
     Applicable Interest Rate                            2.42000%          2.45500%           2.63000%           2.83000%
--------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
     -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                              A-6               A-8                A-9            Class B

     Opening Principal Amount                            3,064.11          7,000.00           7,500.00           2,683.42
     Total Principal Payments                              (21.31)             0.00               0.00             (15.47)
                                                 -------------------------------------------------------------------------
     Closing Outstanding Principal Balance               3,042.80          7,000.00           7,500.00           2,667.95

     Total Interest                                          7.56             17.48              19.86               7.57
     Total Premium                                           0.00              0.00               0.00               0.00
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                          Class C           Class D

     Opening Principal Amount                            3,498.38          3,950.80
     Total Principal Payments                                0.00              0.00
                                                 -----------------------------------
     Outstanding Principal Balance                       3,498.38          3,950.80

     Total Interest                                         23.76             35.80
     Total Premium                                           0.00              0.00
------------------------------------------------------------------------------------

                                                                      Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                                 /s/ John Banes
                                                                 --------------
                                                                     John Banes

                               POWER OF ATTORNEY


     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Redmond, Michael Walsh, Pat Dalton, Paul Farrell, Rose Hynes and Edward Hansom and each of them, acting on behalf of AerFi Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.



Dated: 14 June 1999                             /s/ William M. McCann
                                                ------------------------------
                                                William M. McCann

                                     Witness:   /s/ A.Syvret
                                                ------------------------------

Dated: 14 June 1999                             /s/ Roy M. Dantzic
                                                ------------------------------
                                                Roy M. Dantzic

                                     Witness:   /s/ A.Syvret
                                                ------------------------------


Dated: 14 June 1999                             /s/ Hugh R. Jenkins
                                                ------------------------------
                                                Hugh R. Jenkins


                                     Witness:   /s/ A.Syvret
                                                -------------------------------


Dated: 14 June 1999                             /s/ Richard E. Cavanagh
                                                -------------------------------
                                                Richard E. Cavanagh


                                     Witness:   /s/  A.Syvret
                                                -------------------------------


Dated: 14 June 1999                             /s/ Brian T. Hayden
                                                -------------------------------
                                                Brian T. Hayden

                                     Witness:   /s/ A.Syvret
                                                -------------------------------

                                                                      Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.





                                                            /s/ John Banes
                                                            --------------
                                                                John Banes

                               POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Patrick Blaney, John Redmond, Michael Walsh, Pat Dalton, Paul Farrell, Rose Hynes and Edward Hansom and each of them, acting on behalf of AerFi Financial Services (Ireland) Limited, as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney- in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in- Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in- Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.


 Dated: 14 June 1999                                   /s/ William M. McCann
                                                       -------------------------
                                                       William M. McCann

                                          Witness:     /s/ A.Syvret
                                                       -------------------------

Dated: 14 June 1999                                    /s/ Roy M. Dantzic
                                                       -------------------------
                                                       Roy M. Dantzic

                                          Witness:     /s/ A.Syvret
                                                       -------------------------


Dated: 14 June 1999                                    /s/ Hugh R. Jenkins
                                                       -------------------------
                                                       Hugh R. Jenkins

                                          Witness:     /s/ A.Syvret
                                                       -------------------------


Dated: 14 June 1999                                    /s/ Richard E. Cavanagh
                                                       ------------------------
                                                       Richard E. Cavanagh

                                          Witness:     /s/ A.Syvret
                                                       -------------------------


Dated: 14 June 1999                                    /s/ Brian T. Hayden
                                                       -------------------------
                                                       Brian T. Hayden

                                          Witness:     /s/ A.Syvret
                                                       -------------------------